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                                                                      Exhibit 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report on the financial statements of Vail Resorts 401(k) Retirement Plan dated June 28, 1999 included in this Form 11-K and the Registration Statement in Form S-8 (No. 333-20523).



Denver, Colorado,
 June 28, 1999.